Exhibit 4.65

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OF THE SECURITIES LAWS OF ANY STATE. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER THE ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN APPLICABLE EXEMPTION THEREFROM.

10% CONVERTIBLE PROMISSORY NOTE

$680,000.00	As of July 1, 2014

FOR VALUE RECEIVED, Prime Acquisition Corp. a Cayman Islands company (“Maker”) promises to pay to the order of Diana Chia-Huei Liu (“Payee”), or her permitted assigns, the Principal Sum of Six Hundred and Eighty Thousand Dollars and No Cents ($680,000.00), the sources of the sum are detailed below in Section A, with interest on the outstanding principal amount at the rate of ten percent (10.0%) per annum (the “Interest Rate”), in lawful money of the United States of America, on the terms and conditions described below.

A.           Sources of Principal Sum:

i)	Promissory Notes prior to December 31st, 2013, attached below as Appendix A:

1.	05/02/2012 -	$30,000
2.	11/01/2012 -	$30,000
3.	02/12/2013 -	$60,000
4.	03/04/2013 -	$150,000
5.	05/17/2013 -	$150,000

The Promissory Notes were originally made between Maker and William Yu, currently Director and Interim CEO. On December 26, 2013, these Notes were transferred to Diana Liu, currently Director and Chairman of Maker with the consent of the Maker. The Consent to Transfer Agreement is attached below as Appendix B.

This 10% Convertible Promissory Note made for reference on July 1, 2014 replaces and supersedes all Promissory Notes listed in Section A subsection a through e which are hereby cancelled.

ii)	Cash injection into Maker by Payee on or around June 26, 2014;

iii)	Reimbursable expenses incurred by Payee on behalf of Maker prior to December 31st, 2013, such amount has been calculated to be $223,396.76;

iv)	Additional reimbursable expenses incurred by Payee on behalf of Maker from January 1, 2014 to June 30, 2014, such amount calculated as $6,603.24.

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B.            Maturity Date. Unless converted pursuant to Section 5 hereof, the principal amount of this Note and all accrued and unpaid interest thereon shall be due and payable in full on the date (the “Maturity Date”) that is the earliest to occur of: (i) the date on which Maker liquidates and winds-up its affairs, or (ii) June 30, 2015.

C.            Interest. This Note shall bear interest on the unpaid principal balance of this Note at the Interest Rate, and shall be computed on the basis of a 365-day year for the actual number of days elapsed. Interest shall accrue, and be compounded annually, until all amounts owed under this Note shall be fully repaid, or until converted pursuant to Section 5 hereof.

D.            Optional Pre-Payment. This Note may be pre-paid in whole or in part at any time prior to the Maturity Date without penalty.

E.            Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys’ fees and then to the reduction of the principal balance of this Note.

F.            Conversion Feature. Payee has the option to convert the principal sum and any unpaid interest, either in their entirely or partially, to common shares of Maker according to the following formula:

(i)             The lower of $2.29 per shares; or

(ii)            The price per share of the next round of financing.

G.            Events of Default. The following shall constitute Events of Default:

(a)         Failure to Make Required Payments. The Company fails to make a payment, when due, of any principal or interest due on this Note, and such default continues for a period of five (5) days.

(b)         Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the federal bankruptcy code (the “Bankruptcy Code”), as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)          Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under the Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

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(d)         Adjustment of Interest Rate. The interest rate will automatically be adjusted to twenty-four percent (24%) per annum on all unpaid principal amount.

(e)         Conversion Discount. At the option of the Payee the amount owe can be converted to Common Shares of Maker at a thirty percent (30%) discount to the then price.

H.            Remedies.

(a)          Upon the occurrence of an Event of Default specified in Section 6(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the principal balance of, and all other sums payable with regard to, this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)         Upon the occurrence of an Event of Default specified in Sections 6(b) and 6(c), the principal balance of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

I.             Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

J.             Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

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K.           Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

Prime Acquisition Corp.

No. 322, Zhongshan East Road

Shijiazhuang

Hebei Province, 050011

People’s Republic of China

Attention: Chief Executive Officer

If to Payee:

Diana Liu

c/o 15F, 300 ChangChun Road,

Taipei, Taiwan

104-87

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party’s on-line access provider (iv) the date reflected on a signed delivery receipt, or (vi) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

L.            Restriction on Transferability. Payee shall not offer, sale, transfer or otherwise dispose of this Note without the written consent of Maker, and any such offer, sale, transfer or disposition made without the written consent of Maker shall be void and of no effect, and Maker shall not unreasonably withheld such consent.

M.          Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the State of New York.

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N.           JURISDICTION; SERVICE; WAIVERS. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS NOTE BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS NOTE. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

O.           Severability.   Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be issued as of the day and year first above written.

PRIME ACQUISITION CORP.

By: George Kaufman
Name: George Kaufman
Title: Director

Acknowledged and Agreed To:

/s/ Diana Chia-Huei Liu

Diana Chia-Huei Liu

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MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTRON OR PROCEEDING IN SUCH JURISDICTION.

O.           Severability.   Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be issued as of the day and year first above written.

PRIME ACQUISITION CORP.

By: George Kaufman
Name: George Kaufman
Title: Director

Acknowledged and Agreed To:

/s/ Diana Chia-Huei Liu

Diana Chia-Huei Liu

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APPENDIX A

PROMISSORY NOTES

1.	05/02/2012 -	$30,000
2.	11/01/2012 -	$30,000
3.	02/12/2013 -	$60,000
4.	03/04/2013 -	$150,000
5.	05/17/2013 -	$150,000

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APPENDIX B TRANSFER AGREEMENT

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TRANSFER AGREEMENT

This Transfer Agreement (this "Agreement") is entered into as of December 26, 2013 by and between William Yu (the "Transferor") and Diana Liu (the "Transferee") regarding the transfer of certain debt obligations of Prime Acquisition Corp. (the "Company").

RECITALS

WHEREAS, the Transferor wishes to transfer to the Transferee, and the Transferee wishes to acquire from the Transferor, the debt obligations of the Company listed on Exhibit A hereto (the "Debt Obligations").

NOW, THEREFORE, the parties hereto, for good and valuable consideration which each party acknowledges the receipt of, hereby agree as follows:

1.             Transfer of the Debt Obligations.

Subject to receiving the consent of the Company to such transfer, the Transferor hereby transfers to the Transferee the Debt Obligations. Subject to receiving the consent of the Company to such transfer, the Company is hereby authorized and directed to cancel the Debt Obligations in the name of the Transferor and reissue them in the name of the Transferee.

2.             Representations and Warranties of the Transferors.

The Transferor represents and warrants that it has full legal capacity and authority to enter into this Agreement and to transfer the Debt Obligations to the Transferee hereunder, subject to the consent of the Company, and is not bound by any agreement, instrument or governmental order prohibiting such transfer.

3.             Binding Effect.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

4.             Entire Agreement.

This Agreement constitutes the entire agreement of the parties hereto.

5.             Governing Law.

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This Agreement shall be governed by the laws of the State of New York without regard to its conflict of laws principles.

6.            Modification.

This Agreement may not be amended or supplemented at any time unless by a writing executed by the parties hereto.

7.            Headings.

The headings in this Agreement are solely for convenience or reference and shall not affect its interpretation.

8.            Counterparts; Facsimile.

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile or other electronic transmission, and any such executed facsimile or electronic copy shall be treated as an original.

[The balance of this page is intentionally left page.]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

Transferor:

/s/ William Yu
William Yu

Transferee:

/s/ Diana Liu
Diana Liu

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CONSENT TO TRANSFER AGREEMENT

Prime Acquisition Corp. hereby consents to the transfer of all of the Debt Obligations (as defined in the Transfer Agreement) by William Yu to Diana Liu pursuant to the Transfer Agreement dated December 26, 2013.

Acknowledged and Consented to:

PRIME ACQUISITION CORP.

By:

Name:

Title:

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Exhibit A

Promissory Note in the aggregate principal amount of $150,000 made by Prime Acquisition Corp. in favor of William Yu dated March 4, 2013

Promissory Note in the aggregate principal amount of $30,000 made by Prime Acquisition Corp. in favor of William Yu dated November 1, 2012

Promissory Note in the aggregate principal amount of $30,000 made by Prime Acquisition Corp. in favor of William Yu dated May 3, 2012

Promissory Note in the aggregate principal amount of $60,000 made by Prime Acquisition Corp. in favor of William Yu dated February 12, 2013

Promissory Note in the aggregate principal amount of $150,000 made by Prime Acquisition Corp. in favor of William Yu dated May 17, 2013

Reimbursement of $225,821.54 in expenses paid on behalf of Prime Acquisition Corp. directly by William Yu

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PROMISSORY NOTE

$30,000.00	As of May 03, 2012

FOR VALUE RECEIVED, Prime Acquisition Corp. ("Maker") promises to pay to the order of William Yu ("Payee"), or his permitted assigns, the principal sum of Thirty Thousand Dollars and No Cents ($30,000.00) or such lesser amount as shall equal the outstanding principal amount hereof (the "Principal Balance") in lawful money of the United States of America, on the terms and conditions described below.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in Section 11 hereof.

1.            Principal. The Principal Balance of this Note shall be repayable on the earlier of (i) the date on which Maker liquidates and winds-up its affairs or (ii) the date on which Maker consummates a Business Combination.

2.            Interest. No interest shall accrue on the Principal Balance of this Note.

3.            Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees and then to the reduction of the Principal Balance of this Note. This Note may be prepaid. Any prepayment shall be credited against and reduce the Principal Balance of, and all other sums payable with regard to, this Note.

4.            Events of Default. The following shall constitute Events of Default:

(a)             Failure to Make Required Payments. Failure by Maker to pay the Principal Balance of this Note within five (5) business days following the date when due.

(b)             Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)              Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

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5.	Remedies.

(a)             Upon the occurrence of an Event of Default specified in Section 4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the Principal Balance of, and all other sums payable with regard to, this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)            Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the Principal Balance of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6.            Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7.            Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

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8.            No Claim to Trust Account. Payee understands that Maker is a blank check company formed for the purpose of consummating a Business Combination, has establish a trust account (the "Trust Account"), and will not have access to the funds in such Trust Account except under the circumstances set forth in that certain Investment Management Trust Agreement, dated as of March 24, 2011, by and between Maker and American Stock Transfer & Trust Company, LLC, as trustee. Payee agrees that it does not have and will not have any right, title, interest or claim of any kind in or to (i) any assets in the Trust Account, (ii) assets of Maker to the extent such right, title, interest or claim would impair the amounts in the Trust Account or (iii) assets distributed from the Trust Account to the public stockholders (each such right, title, interest or claim a "Claim"); and hereby waives any Claim, including any claim arising out of any other section of this Agreement, it may have in the future as a result of, or arising out of, this agreement or any other negotiations, contracts or agreements with Maker and will not seek recourse against the Trust Account or the public stockholders for any reason whatsoever

9.            Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

Prime Acquisition Corp.

No. 322, Zhongshan East Road

Shijiazhuang

Hebei Province, 050011

People's Republic of China

Attention: Chief Executive Officer

If to Payee:

William Yu

c/o 15F, 300 Changchun Road,

Taipei, Taiwan

104-87

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider (iv) the date reflected on a signed delivery receipt, or (vi) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

10.          Restriction on Transferability. Payee shall not offer, sale, transfer or otherwise dispose of this Note without the written consent of Maker, and any such offer, sale, transfer or disposition made without the written consent of Maker shall be void and of no effect.

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11.          Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a) "Business Combination" shall mean the acquisition by the Maker, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business which has its principal operations located in the People's Republic of China, in accordance with the Maker's Amended and Restated Memorandum and Articles of Association.

(b) "Obligation" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Maker to Payee of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Maker hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code, as amended from time to time and whether or not allowed or allowable as a claim in any such proceeding.

12.          Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the State of New York.

13.         JURISDICTION; SERVICE; WAIVERS. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS NOTE BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS NOTE. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CON VENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

14.          Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be issued as of the day and year first above written.

PRIME ACQUISITION CORP.

By /s/ Dane Chauvel
Name: Dane Chauvel
Title: Member, Board of Directors, Chair, Audit Committee

Acknowledged and Agreed To:

/s/ William Yu

Wililam Yu

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PROMISSORY NOTE

$30,000.00	As of November 1st, 2012

FOR VALUE RECEIVED, Prime Acquisition Corp. ("Maker") promises to pay to the order of William Yu ("Payee"), or his permitted assigns, the principal sum of Thirty Thousand Dollars and No Cents ($30,000.00) or such lesser amount as shall equal the outstanding principal amount hereof (the "Principal Balance") in lawful money of the United States of America, on the terms and conditions described below.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in Section 11 hereof.

1.            Principal. The Principal Balance of this Note shall be repayable on the earlier of (i) the date on which Maker liquidates and winds-up its affairs or (ii) the date on which Maker consummates a Business Combination.

2.            Interest. No interest shall accrue on the Principal Balance of this Note.

3.            Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees and then to the reduction of the Principal Balance of this Note. This Note may be prepaid. Any prepayment shall be credited against and reduce the Principal Balance of, and all other sums payable with regard to, this Note.

4.            Events of Default. The following shall constitute Events of Default:

(a)             Failure to Make Required Payments. Failure by Maker to pay the Principal Balance of this Note within five (5) business days following the date when due.

(b)             Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)              Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

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5.            Remedies.

(a)             Upon the occurrence of an Event of Default specified in Section 4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the Principal Balance of, and all other sums payable with regard to, this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)             Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the Principal Balance of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6.            Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7.            Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

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8.            No Claim to Trust Account. Payee understands that Maker is a blank check company formed for the purpose of consummating a Business Combination, has establish a trust account (the "Trust Account"), and will not have access to the funds in such Trust Account except under the circumstances set forth in that certain Investment Management Trust Agreement, dated as of March 24, 2011, by and between Maker and American Stock Transfer & Trust Company, LLC, as trustee. Payee agrees that it does not have and will not have any right, title, interest or claim of any kind in or to (i) any assets in the Trust Account, (ii) assets of Maker to the extent such right, title, interest or claim would impair the amounts in the Trust Account or (iii) assets distributed from the Trust Account to the public stockholders (each such right, title, interest or claim a "Claim"); and hereby waives any Claim, including any claim arising out of any other section of this Agreement, it may have in the future as a result of, or arising out of, this agreement or any other negotiations, contracts or agreements with Maker and will not seek recourse against the Trust Account or the public stockholders for any reason whatsoever.

9.            Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

Prime Acquisition Corp.

No. 322, Zhongshan East Road

Shijiazhuang

Hebei Province, 050011

People's Republic of China

Attention: Chief Executive Officer

If to Payee:

William Yu

c/o 15F, 300 ChangChun Road,

Taipei, Taiwan

104-87

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider (iv) the date reflected on a signed delivery receipt, or (vi) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

10.          Restriction on Transferability. Payee shall not offer, sale, transfer or otherwise dispose of this Note without the written consent of Maker, and any such offer, sale, transfer or disposition made without the written consent of Maker shall be void and of no effect.

21

11.          Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)          "Business Combination" shall mean the acquisition by the Maker, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business which has its principal operations located in the People's Republic of China, in accordance with the Maker's Amended and Restated Memorandum and Articles of Association.

(b)           "Obligation" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Maker to Payee of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Maker hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code, as amended from time to time and whether or not allowed or allowable as a claim in any such proceeding.

12.          Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the State of New York.

13.         JURISDICTION; SERVICE; WAIVERS. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS NOTE BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS NOTE. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

14.          Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Page Follows]

22

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be issued as of the day and year first above written.

PRIME ACQUISITION CORP.

By: /s/ Dane Chauvel
Name: Dane Chauvel
Title: Director of the Board, Chair, Audit Committee

Acknowledged and Agreed To:

/s/ William Yu

William Yu

23

PROMISSORY NOTE

$60,000.00	As of February 12, 2013

FOR VALUE RECEIVED, Prime Acquisition Corp. ("Maker") promises to pay to the order of William Yu ("Payee"), or his permitted assigns, the principal sum of Sixty Thousand Dollars and No Cents ($60,000.00) or such lesser amount as shall equal the outstanding principal amount hereof (the "Principal Balance") in lawful money of the United States of America, on the terms and conditions described below.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in Section 11 hereof.

1.            Principal. The Principal Balance of this Note shall be repayable on the earlier of (i) the date on which Maker liquidates and winds-up its affairs or (ii) the date on which Maker consummates a Business Combination.

2.            Interest. No interest shall accrue on the Principal Balance of this Note.

3.            Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees and then to the reduction of the Principal Balance of this Note. This Note may be prepaid. Any prepayment shall be credited against and reduce the Principal Balance of, and all other sums payable with regard to, this Note.

4.            Events of Default. The following shall constitute Events of Default:

(a)              Failure to Make Required Payments. Failure by Maker to pay the Principal Balance of this Note within five (5) business days following the date when due.

(b)             Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)              Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

24

5.            Remedies.

(a)              Upon the occurrence of an Event of Default specified in Section 4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the Principal Balance of, and all other sums payable with regard to, this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)             Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the Principal Balance of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6.           Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7.            Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

8.            No Claim to Trust Account. Payee understands that Maker is a blank check company formed for the purpose of consummating a Business Combination, has establish a trust account (the "Trust Account"), and will not have access to the funds in such Trust Account except under the circumstances set forth in that certain Investment Management Trust Agreement, dated as of March 24, 2011, by and between Maker and American Stock Transfer & Trust Company, LLC, as trustee. Payee agrees that it does not have and will not have any right, title, interest or claim of any kind in or to (i) any assets in the Trust Account, (ii) assets of Maker to the extent such right, title, interest or claim would impair the amounts in the Trust Account or (iii) assets distributed from the Trust Account to the public stockholders (each such right, title, interest or claim a "Claim"); and hereby waives any Claim, including any claim arising out of any other section of this Agreement, it may have in the future as a result of, or arising out of, this agreement or any other negotiations, contracts or agreements with Maker and will not seek recourse against the Trust Account or the public stockholders for any reason whatsoever

25

9.            Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

Prime Acquisition Corp.

No. 322, Zhongshan East Road

Shijiazhuang

Hebei Province, 050011

People's Republic of China

Attention: Chief Executive Officer

If to Payee:

William Yu

c/o 15F, 300 ChangChun Road,

Taipei, Taiwan

104-87

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider (iv) the date reflected on a signed delivery receipt, or (vi) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

10.          Restriction on Transferability. Payee shall not offer, sale, transfer or otherwise dispose of this Note without the written consent of Maker, and any such offer, sale, transfer or disposition made without the written consent of Maker shall be void and of no effect.

11.          Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)              "Business Combination" shall mean the acquisition by the Maker, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business which has its principal operations located in the People's Republic of China, in accordance with the Maker's Amended and Restated Memorandum and Articles of Association.

(b)             "Obligation" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Maker to Payee of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Maker hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code, as amended from time to time and whether or not allowed or allowable as a claim in any such proceeding.

26

12.          Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the State of New York.

13.         JURISDICTION; SERVICE; WAIVERS. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS NOTE BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS NOTE. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

14.          Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Page Follows]

27

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be issued as of the day and year first above written.

PRIME ACQUISITION CORP.

By: /s/ Dane Chauvel
Name: Dane Chauvel
Title: Director of the Board, Chair, Audit Committee

Acknowledged and Agreed To:

/s/ William Yu

William Yu

c/o 15F, 300 ChangChun Road,

Taipei, Taiwan

104-87

28

PROMISSORY NOTE

$150,000.00	As of March 4, 2013

FOR VALUE RECEIVED, Prime Acquisition Corp. ("Maker") promises to pay to the order of William Yu ("Payee"), or his permitted assigns, the principal sum of One Hundred and Fifty Thousand Dollars and No Cents ($150,000.00) or such lesser amount as shall equal the outstanding principal amount hereof (the "Principal Balance") in lawful money of the United States of America, on the terms and conditions described below.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in Section 11 hereof.

1.            Principal. The Principal Balance of this Note shall be repayable on the earlier of (i) the date on which Maker liquidates and winds-up its affairs or (ii) the date on which Maker consummates a Business Combination.

2.            Interest. No interest shall accrue on the Principal Balance of this Note.

3.            Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees and then to the reduction of the Principal Balance of this Note. This Note may be prepaid. Any prepayment shall be credited against and reduce the Principal Balance of, and all other sums payable with regard to, this Note.

4.            Events of Default. The following shall constitute Events of Default:

(a)            Failure to Make Required Payments. Failure by Maker to pay the Principal Balance of this Note within five (5) business days following the date when due.

(b)           Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)            Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

29

5.           Remedies.

(a)             Upon the occurrence of an Event of Default specified in Section 4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the Principal Balance of, and all other sums payable with regard to, this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)             Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the Principal Balance of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6.           Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7.           Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

8.           No Claim to Trust Account. Payee understands that Maker is a blank check company formed for the purpose of consummating a Business Combination, has establish a trust account (the "Trust Account"), and will not have access to the funds in such Trust Account except under the circumstances set forth in that certain Investment Management Trust Agreement, dated as of March 24, 2011, by and between Maker and American Stock Transfer & Trust Company, LLC, as trustee. Payee agrees that it does not have and will not have any right, title, interest or claim of any kind in or to (i) any assets in the Trust Account, (ii) assets of Maker to the extent such right, title, interest or claim would impair the amounts in the Trust Account or (iii) assets distributed from the Trust Account to the public stockholders (each such right, title, interest or claim a "Claim"); and hereby waives any Claim, including any claim arising out of any other section of this Agreement, it may have in the future as a result of, or arising out of, this agreement or any other negotiations, contracts or agreements with Maker and will not seek recourse against the Trust Account or the public stockholders for any reason whatsoever.

30

9.            Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

Prime Acquisition Corp.

No. 322, Zhongshan East Road

Shijiazhuang

Hebei Province, 050011

People's Republic of China

Attention: Chief Executive Officer

If to Payee:

William Yu

c/o 15F, 300 ChangChun Road,

Taipei, Taiwan

104-87

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider (iv) the date reflected on a signed delivery receipt, or (vi) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

10.          Restriction on Transferability. Payee shall not offer, sale, transfer or otherwise dispose of this Note without the written consent of Maker, and any such offer, sale, transfer or disposition made without the written consent of Maker shall be void and of no effect.

11.          Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)             "Business Combination" shall mean the acquisition by the Maker, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business which has its principal operations located in the People's Republic of China, in accordance with the Maker's Amended and Restated Memorandum and Articles of Association.

(b)           "Obligation" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Maker to Payee of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Maker hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code, as amended from time to time and whether or not allowed or allowable as a claim in any such proceeding.

31

12.          Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the State of New York.

13.         JURISDICTION; SERVICE; WAIVERS. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS NOTE BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS NOTE. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

14.          Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Page Follows]

32

IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be issued as of the day and year first above written.

PRIME ACQUISITION CORP.

By: /s/ Dane Chauvel
Name: Dane Chauvel
Title: Director of the Board, Chair, Audit Committee

Acknowledged and Agreed To:

/s/ William Yu

William Yu

c/o 15F, 300 ChangChun Road,

Taipei, Taiwan

104-87

33

PROMISSORY NOTE

$150,000.00	As of May 17, 2013

FOR VALUE RECEIVED, Prime Acquisition Corp. ("Maker") promises to pay to the order of William Yu ("Payee"), or his permitted assigns, the principal sum of One Hundred and Fifty Thousand Dollars and No Cents ($150,000.00) or such lesser amount as shall equal the outstanding principal amount hereof (the "Principal Balance") in lawful money of the United States of America, on the terms and conditions described below.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed to them in Section 11 hereof.

1.            Principal. The Principal Balance of this Note shall be repayable on the earlier of (i) the date on which Maker liquidates and winds-up its affairs or (ii) the date on which Maker consummates a Business Combination.

2.            Interest. No interest shall accrue on the Principal Balance of this Note.

3.            Application of Payments. All payments shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys' fees and then to the reduction of the Principal Balance of this Note. This Note may be prepaid. Any prepayment shall be credited against and reduce the Principal Balance of, and all other sums payable with regard to, this Note.

4.            Events of Default. The following shall constitute Events of Default:

(a)            Failure to Make Required Payments. Failure by Maker to pay the Principal Balance of this Note within five (5) business days following the date when due.

(b)           Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under the Federal Bankruptcy Code, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)            Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of maker in an involuntary case under the Federal Bankruptcy Code, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

34

5.	Remedies.

(a)             Upon the occurrence of an Event of Default specified in Section 4(a), Payee may, by written notice to Maker, declare this Note to be due and payable, whereupon the Principal Balance of, and all other sums payable with regard to, this Note shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)             Upon the occurrence of an Event of Default specified in Sections 4(b) and 4(c), the Principal Balance of, and all other sums payable with regard to, this Note shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

6.            Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment, demand, notice of dishonor, protest, and notice of protest with regard to the Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

7.            Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

8.            No Claim to Trust Account. Payee understands that Maker is a blank check company formed for the purpose of consummating a Business Combination, has establish a trust account (the "Trust Account"), and will not have access to the funds in such Trust Account except under the circumstances set forth in that certain Investment Management Trust Agreement, dated as of March 24, 2011, by and between Maker and American Stock Transfer & Trust Company, LLC, as trustee. Payee agrees that it does not have and will not have any right, title, interest or claim of any kind in or to (i) any assets in the Trust Account, (ii) assets of Maker to the extent such right, title, interest or claim would impair the amounts in the Trust Account or (iii) assets distributed from the Trust Account to the public stockholders (each such right, title, interest or claim a "Claim"); and hereby waives any Claim, including any claim arising out of any other section of this Agreement, it may have in the future as a result of, or arising out of, this agreement or any other negotiations, contracts or agreements with Maker and will not seek recourse against the Trust Account or the public stockholders for any reason whatsoever.

35

9.            Notices. Any notice called for hereunder shall be deemed properly given if (i) sent by certified mail, return receipt requested, (ii) personally delivered, (iii) dispatched by any form of private or governmental express mail or delivery service providing receipted delivery, (iv) sent by telefacsimile or (v) sent by e-mail, to the following addresses or to such other address as either party may designate by notice in accordance with this Section:

If to Maker:

Prime Acquisition Corp.

No. 322, Zhongshan East Road

Shijiazhuang

Hebei Province, 050011

People's Republic of China

Attention: Chief Executive Officer

If to Payee:

William Yu

c/o 15F, 300 ChangChun Road,

Taipei, Taiwan

104-87

Notice shall be deemed given on the earlier of (i) actual receipt by the receiving party, (ii) the date shown on a telefacsimile transmission confirmation, (iii) the date on which an e-mail transmission was received by the receiving party's on-line access provider (iv) the date reflected on a signed delivery receipt, or (vi) two (2) Business Days following tender of delivery or dispatch by express mail or delivery service.

10.         Restriction on Transferability. Payee shall not offer, sale, transfer or otherwise dispose of this Note without the written consent of Maker, and any such offer, sale, transfer or disposition made without the written consent of Maker shall be void and of no effect.

11.         Definitions. As used in this Note, the following capitalized terms have the following meanings:

(a)            "Business Combination" shall mean the acquisition by the Maker, whether by merger, capital stock exchange, asset or stock acquisition or other similar type of transaction, of an operating business which has its principal operations located in the People's Republic of China, in accordance with the Maker's Amended and Restated Memorandum and Articles of Association.

(b)            "Obligation" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Maker to Payee of every kind and description, now existing or hereafter arising under or pursuant to the terms of this Note, including, all interest, fees, charges, expenses, attorneys' fees and costs and accountants' fees and costs chargeable to and payable by Maker hereunder and thereunder, in each case, whether direct or indirect, absolute or contingent, due or to become due, and whether or not arising after the commencement of a proceeding under the Federal Bankruptcy Code, as amended from time to time and whether or not allowed or allowable as a claim in any such proceeding.

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12.           Construction. This Note shall be construed and enforced in accordance with the domestic, internal law, but not the law of conflict of laws, of the State of New York.

13.           JURISDICTION; SERVICE; WAIVERS. ANY ACTION OR PROCEEDING IN CONNECTION WITH THIS NOTE MAY BE BROUGHT IN A COURT OF RECORD OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK. THE PARTIES TO THIS AGREEMENT HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS OF THE STATE OF NEW YORK, AND SERVICE OF PROCESS MAY BE MADE UPON THE PARTIES TO THIS NOTE BY MAILING A COPY OF THE SUMMONS AND ANY COMPLAINT TO SUCH PERSON, BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS NOTE. BY ACCEPTANCE HEREOF, THE PARTIES HERETO EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION.

14.           Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, Maker, intending to be legally bound hereby, has caused this Note to be issued as of the day and year first above written.

PRIME ACQUISITION CORP.

By: /s/ Dane Chauvel
Name: Dane Chauvel
Title: Director of the Board, Chair, Audit Committee

Acknowledged and Agreed To:

/s/ William Yu

William Yu

c/o 15F, 300 ChangChun Road,

Taipei, Taiwan

104-87

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